UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2020
____________________________________
RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

870 Winter Street,	Waltham,	Massachusetts	02451
(Address of principal executive offices, including zip code)

(781)	522-3000
(Registrant's telephone number, including area code)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 8.01. Other Events
On April 3, 2020, following the separation by United Technologies Corporation (UTC or the Company) of its Carrier and Otis businesses from its aerospace businesses (such separations, the Separation Transactions), UTC consummated its merger of equals transaction with Raytheon Company (Raytheon), with Raytheon surviving as a wholly owned subsidiary of UTC (the Raytheon Merger). Upon the closing of the Raytheon Merger, the Company’s name changed to “Raytheon Technologies Corporation.” Throughout this Form 8-K filing, we may refer to the Company as “Raytheon Technologies Corporation” or “RTC” whether we are discussing events prior to or subsequent to the Raytheon Merger and name change.
The Company is recasting certain financial information included in its 2019 Annual Report on Form 10-K. The financial statements of the Company contained herein are as of and for the years ended December 31, 2019, 2018 and 2017, recast to reflect the presentation of its Carrier and Otis businesses as discontinued operations and as such, they have been excluded from both continuing operations and segment results for all periods presented, but without giving effect to the Raytheon Merger. Therefore, the financial statements and other information contained herein relate to the Company without giving effect to the Raytheon Merger and, accordingly, do not include the results of Raytheon. Other filings subsequent to and including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, reflect the results of the Company after giving effect to the Separation Transactions and the Raytheon Merger, thereby reflecting the combined businesses of UTC (excluding the Carrier and Otis businesses) and Raytheon.
The Company has revised the following portions of its 2019 Annual Report on Form 10-K to reflect the presentation of its Carrier and Otis businesses as discontinued operations and, where applicable, changes to reportable segments:
•Part I, Item 1. Business
•Part I, Item 2. Properties
•Part II, Item 6. Selected Financial Data
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•Part II, Item 8. Financial Statements and Supplementary Data
•Part IV, Item 15. Exhibits, Financial Statement Schedules (sub-Items (a)1 and (a) 2 only)
•Exhibit 13. Excerpts from the Company’s 2019 Annual Report to Shareowners for the years ended December 31, 2019, 2018 and 2017
Except as specifically set forth herein as required to reflect the historical results of the Carrier and Otis businesses as discontinued operations and include the reclassification of certain long term assets and liabilities to current using the duration of the related contract or program as our operating cycle, no revisions have been made to the Company’s 2019 Annual Report on Form 10-K to update for other information, developments or events that have occurred since such filing on February 6, 2020. This Form 8-K should be read in conjunction with the Company’s 2019 Annual Report on Form 10-K and its subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020 and its Current Reports on Form 8-K. These subsequent SEC filings contain important information regarding events, risks, developments and updates affecting the Company and its expectations that have occurred since the filing of the Company’s 2019 Annual Report on Form 10-K. The information contained herein is not an amendment to, or a restatement of, the Company’s 2019 Annual Report on Form 10-K.
The revised portions of the 2019 Form 10-K described above are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference. All other information in the 2019 Form 10-K remains unchanged. References to the exhibits attached hereto to the 2019 Form 10-K or parts thereof refer to the 2019 Form 10-K, except to the extent portions of such 2019 Form 10-K have been recast in Exhibits 99.1 or 99.2 to this Current Report on Form 8-K, in which case they refer to the applicable revised portion in Exhibits 99.1 or 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1
Retrospective revisions to the following portions of Raytheon Technologies Corporation 2019 Annual Report on Form 10-K, as originally filed with the SEC on February 6, 2020: Part 1, Item 1. Business; Part II, Item 6. Selected Financial Data; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II Item 8. Financial Statements and Supplementary Data; Part II, Item 9A. Management’s Report on Internal Controls Over Financial Reporting; Part IV, Item 15. Exhibits, Financial Statement Schedules. All portions are solely updated to reflect the retrospective revisions that have been made as a result of the Separations Transactions to present Carrier and Otis businesses as discontinued operations.

99.2
Retrospective revisions to the following portions of Raytheon Technologies Corporation 2019 Annual Report on Form 10-K, as originally filed with the SEC on February 6, 2020: Exhibit 13. Excerpts from UTC’s 2019 Annual Report to Shareowners for the years ended December 31, 2019, 2018 and 2017. All portions are solely updated to reflect the retrospective revisions that have been made as a result of the Separations Transactions to present Carrier and Otis businesses as discontinued operations.

101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.*

101.SCH	Inline XBRL Taxonomy Extension Schema Document.*

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.*

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.*

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.*

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.*

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Notes to Exhibits List:
*    Submitted electronically herewith.
Attached as Exhibit 101 to this report are the following formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Statement of Operations for the three years ended December 31, 2019, (ii) Consolidated Statement of Comprehensive Income for the three years ended December 31, 2019, (iii) Consolidated Balance Sheet as of December 31, 2019 and 2018, (iv) Consolidated Statement of Cash Flows for the three years ended December 31, 2019, (v) Consolidated Statement of Changes in Equity for the three years ended December 31, 2019, (vi) Notes to Consolidated Financial Statements, and (vii) Financial Schedule of Valuation and Qualifying Accounts.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)

Date: October 27, 2020	By:	/S/ ANTHONY F. O’BRIEN
Anthony F. O’Brien
Executive Vice President and Chief Financial Officer